Exhibit 99.1

Debtor Subsidiaries

Fairway Group Acquisition Company

Fairway Bakery LLC

Fairway Broadway LLC

Fairway Chelsea LLC

Fairway Construction Group, LLC

Fairway Douglaston LLC

Fairway East 86th Street LLC

Fairway eCommerce LLC

Fairway Georgetowne LLC

Fairway Greenwich Street LLC

Fairway Group Central Services LLC

Fairway Group Plainview LLC

Fairway Hudson Yards LLC

Fairway Kips Bay LLC

Fairway Nanuet LLC

Fairway Paramus LLC

Fairway Pelham LLC

Fairway Pelham Wines & Spirits LLC

Fairway Red Hook LLC

Fairway Stamford LLC

Fairway Stamford Wines & Spirits LLC

Fairway Staten Island LLC

Fairway Uptown LLC

Fairway Westbury LLC

Fairway Woodland Park LLC